EQ ADVISORS TRUSTSM

EQ/Ultra Conservative Strategy Portfolio

EQ/Conservative Strategy Portfolio

EQ/Conservative Growth Strategy Portfolio

EQ/Balanced Strategy Portfolio

EQ/Moderate Growth Strategy Portfolio

EQ/Growth Strategy Portfolio

EQ/Aggressive Growth Strategy Portfolio

SUPPLEMENT DATED DECEMBER 21, 2023, TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2023, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated May 1, 2023, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to notify prospective investors that the classes of shares of the Portfolios listed in the following table have been terminated and are not available for investment. All of the share classes listed below have not commenced operations and have no assets or shareholders.

Portfolios	Class(es)

EQ/Ultra Conservative Strategy Portfolio	Class IA, Class K

EQ/Conservative Strategy Portfolio	Class IA, Class K

EQ/Conservative Growth Strategy Portfolio	Class IA, Class K

EQ/Balanced Strategy Portfolio	Class IA, Class K

EQ/Moderate Growth Strategy Portfolio	Class IA, Class K

EQ/Growth Strategy Portfolio	Class K

EQ/Aggressive Growth Strategy Portfolio	Class K

Effective immediately, all references to the terminated share classes of the above-listed Portfolios are removed from the Summary Prospectus and Prospectus.